================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               Symmetricom, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

                               SYMMETRICOM, INC.
                             2300 ORCHARD PARKWAY
                            SAN JOSE, CA 95131-1017

                   Notice of Annual Meeting of Shareholders
                          To be Held October 25, 1999

  The Annual Meeting of Shareholders of Symmetricom, Inc., a California corporation (the "Company"), will be held on Monday, October 25, 1999 at 10:00 a.m. at the offices of the Company, at 2300 Orchard Parkway, San Jose, California 95131-1017.

  At the meeting, shareholders will consider and vote upon the following proposals:

    1. To elect a Board of Directors of the Company;

    2. To approve the adoption of the Company's 1999 Employee Stock Plan and the reservation of 900,000 shares of the Company's Common Stock for issuance thereunder;

    3. To approve the adoption of the Company's 1999 Director Stock Option Plan and the reservation of 300,000 shares of the Company's Common Stock for issuance thereunder;

    4. To ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for the current fiscal year; and

    5. To transact such other business as may properly come before the meeting or any and all postponements or adjournments thereof.

  The Board of Directors has fixed the close of business on September 8, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting. Accordingly, only shareholders of record at the close of business on that day will be entitled to vote at the meeting, notwithstanding any transfer of shares on the books of the Company after that date.

  A Proxy Statement which contains information with respect to the matters to be voted upon at the meeting and a Proxy card and return envelope are furnished herewith. Management urges each shareholder to carefully read the Proxy Statement.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ Mary A. Rorabaugh
                                                    Mary A. Rorabaugh
                                                        Secretary

San Jose, California
Dated: September 23, 1999

  IT IS DESIRABLE THAT AS MANY OF THE SHAREHOLDERS AS POSSIBLE BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY. YOU ARE CORDIALLY INVITED TO ATTEND IN PERSON. REGARDLESS OF WHETHER YOU INTEND TO BE PRESENT AT THE MEETING, YOU ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY SO THAT YOUR SHARES WILL BE REPRESENTED IN THE EVENT YOU ARE UNABLE TO ATTEND. SIGNING A PROXY AT THIS TIME WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON SHOULD YOU LATER DECIDE TO ATTEND THE MEETING.

                               SYMMETRICOM, INC.
                             2300 ORCHARD PARKWAY
                            SAN JOSE, CA 95131-1017

                                PROXY STATEMENT

                                    GENERAL

Date, Time and Place

  This Proxy Statement is furnished to the shareholders of Symmetricom, Inc., a California corporation (the "Company"), in connection with the solicitation of Proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held at 10:00 a.m. on Monday, October 25, 1999, at the principal executive offices of the Company at the address set forth above, and any and all postponements or adjournments thereof. It is anticipated that this Proxy Statement and the enclosed Proxy card will be sent to such shareholders on or about September 27, 1999.

Purposes of the Annual Meeting

  The Purposes of the Annual Meeting are to (1) elect a Board of Directors of the Company, (2) approve the adoption of the Company's 1999 Employee Stock Plan and reservation of 900,000 shares of the Company's Common Stock for issuance thereunder, (3) approve the adoption of the Company's 1999 Director Stock Option Plan and reservation of 300,000 shares of the Company's Common Stock for issuance thereunder, (4) ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for the current fiscal year and (5) transact such other business as may properly come before the meeting or any and all postponements or adjournments thereof.

Proxy/Voting Instruction Cards and Revocability of Proxies

  When the Proxy in the enclosed form is returned, properly executed, the shares represented thereby will be voted at the meeting in accordance with the instructions given by the shareholder. If no instructions are given, the returned Proxy will be voted in favor of the election of the nominees named herein as directors and in favor of each of the other proposals. Any shareholder, including a shareholder personally attending the meeting, may revoke his or her Proxy at any time prior to its use by filing with the Secretary of the Company, at the corporate offices at 2300 Orchard Parkway, San Jose, California 95131-1017, a written notice of revocation or a duly executed Proxy bearing a later date or by voting in person at the Annual Meeting.

Record Date and Share Ownership

  Shareholders of record at the close of business on September 8, 1999 (the "Record Date") are entitled to notice of and to vote at the meeting. At the Record Date, 15,023,808 shares of the Company's Common Stock were issued and outstanding. For information regarding security ownership by management and by 5% shareholders, see "Other Information--Share Ownership by Principal Shareholders and Management."

Voting and Solicitation; Quorum

  Every shareholder voting for the election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder's shares are entitled, or distribute the shareholder's votes on the same principle among as many candidates as the shareholder thinks fit, provided that votes cannot be cast for more than the number of candidates to be elected. However, no shareholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting prior to the voting of the intention to cumulate the shareholder's votes. The Company will cumulate votes in the event that additional persons are nominated at the Annual Meeting for election as directors.

  On matters other than the election of directors, each share has one vote. Votes against any such proposal will be counted for determining the presence or absence of a quorum and will also be counted as having been voted with respect to the proposal for purposes of determining whether the requisite majority of voting shares has been obtained, but will be treated as votes against the proposal.

  An automated system administered by the Company's transfer agent tabulates the proxies received prior to the date of the Annual Meeting. While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions in the counting of votes with respect to a proposal, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of votes cast with respect to a proposal. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of votes cast with respect to a proposal.

  A majority of the outstanding shares constitutes the quorum required to transact business at the Annual Meeting.

  The cost of this solicitation will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, telegram or facsimile.

Shareholder Proposals for the Next Annual Meeting

  Any proposal to be presented at the Company's next Annual Meeting of Shareholders must be received at the Company's principal office no later than May 27, 2000 in order to be considered for inclusion in the Company's proxy materials for such meeting. Any such proposals must be submitted in writing and addressed to the attention of the Company's Corporate Secretary at 2300 Orchard Parkway, San Jose, California 95131-1017.

                               PROPOSAL NO. ONE

                             ELECTION OF DIRECTORS

Nominees

  The Bylaws of the Company presently provide for a Board of four to seven directors, and the number of directors is presently fixed at six. Unless otherwise instructed, the proxy holders will vote the proxies received by them for management's six nominees named below, all of whom are presently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until his successor has been elected and qualified.

  The names of the nominees, and certain information about them, are set forth below:

                                  Director
             Name             Age  Since    Principal Occupation or Employment
             ----             --- -------- ------------------------------------
 Nominees
 Richard W. Oliver(1)........ 53  1997     Chairman of the Board of the
                                           Company; Professor of Management at
                                           the Owen Graduate School of
                                           Management, Vanderbilt University
 Thomas W. Steipp(1)......... 50  1998     Chief Executive Officer and Chief
                                           Financial Officer of the Company
 Robert M. Neumeister(2)(3).. 49  1998     Vice President, Finance and Director
                                           of Finance of Intel Corporation
 Krish A. Prabhu(3).......... 45  1998     Chief Operating Officer of Alcatel
                                           Telecom, a division of Alcatel;
                                           President and Chief Executive
                                           Officer of Alcatel USA, a division
                                           of Alcatel
 William D. Rasdal(1)........ 66  1985     Retired
 Richard N. Snyder(2)........ 54  1999     President and Chief Executive
                                           Officer of Corum Cove Consulting

--------
(1) Member of the Nominating and Governance Committee
(2) Member of the Audit Committee.
(3) Member of the Stock Option and Compensation Committee.

  Mr. Oliver has been Chairman of the Board of the Company since June 1998, and has been a Professor of Management at the Owen Graduate School of Management, Vanderbilt University, since September 1992. From 1977 to September 1992, Mr. Oliver served in various marketing and corporate positions, including as Vice President of Business and Residential Services, Vice President of Corporate Marketing and special assistant to the Chairman and Chief Executive Officer for Northern Telecom Limited, a telecommunications Company ("Northern Telecom"). Mr. Oliver is also a director of Applied Innovation, Inc., a manufacturer of data communication equipment in the telephone industry, as well as several private companies.

  Mr. Steipp has served as Chief Executive Officer and Chief Financial Officer of the Company since December 1998. Mr. Steipp served as President and Chief Operating Officer, Telecom Solutions, a division of the Company, from March 1998 to December 1998. Prior to joining the Company, from February 1996 to February 1998, Mr. Steipp served as Vice President and General Manager of Broadband Data Networks, a division of Scientific-Atlanta. From January 1979 to January 1996, Mr. Steipp held various management positions in operations and marketing with Hewlett-Packard. Mr. Steipp served as General Manager of the Federal Computer Division from January 1991 to January 1996 and Manager of Federal Sales & Marketing from August 1990 to January 1991. From January 1989 to August 1990, Mr. Steipp was Manager, Systems Integration Operations.

  Mr. Neumeister has served as Vice President, Finance and Director of Finance of Intel Corporation, a semiconductor manufacturer, since December 1998. From September 1995 to November 1998, Mr. Neumeister served as Chief Financial Officer of Sprint PCS, a telecommunications company. Mr. Neumeister served in various positions with Northern Telecom. Between 1991 and 1995, Mr. Neumeister served as Vice President of Finance and Information Services for Northern Telecom-Canada/Latin America, a division of Northern Telecom, Senior Vice President and Chief Financial Officer of Motorola Nortel Communications Co., a division of Northern Telecom, and Vice President of Finance-Americas, Vice President Finance-Broadband Networks, Customer Network Solutions and Vice President Finance, all with Northern Telecom.

  Mr. Prabhu has served as Chief Operating Officer and Executive Vice President of Alcatel Telecom, a division of Alcatel, a telecommunications company, since August 1999 and March 1997, respectively, and as President and Chief Executive Officer of Alcatel USA, a division of Alcatel, since 1997. Mr. Prabhu joined Alcatel in 1991 when Rockwell International ("Rockwell"), where Mr. Prabhu had served since 1984, was acquired by Alcatel. After Alcatel's acquisition of Rockwell, Mr. Prabhu served as Vice President of Business Development and Chief Technical Officer of Alcatel Network Systems, a division of Alcatel, from 1994 to 1995. Mr. Prabhu also served Alcatel Telecom in Belgium as President of the Broadband Products Division from 1995 to 1997. Prior to Alcatel, Mr. Prabhu served as a member of the technical staff at AT&T Bell Laboratories.

  In June 1998, Mr. Rasdal retired as Chairman of the Board and Chief Executive Officer of the Company. Mr. Rasdal served as Chairman of the Board of the Company since July 1989 and as Chief Executive Officer since joining the Company in November 1985. In addition, Mr. Rasdal served as President and Chief Operating Officer of Telecom Solutions, a division of the Company, from January 1997 to March 1998. From November 1985 until July 1989, Mr. Rasdal was President and a Director of the Company. Mr. Rasdal has also served as a Director of both Celeritek, Inc., a provider of gallium arsenide integrated circuits, since April 1985 and of Advanced Fibre Communications, Inc., a manufacturer of telecommunications systems, since February 1993. From March 1980 until March 1985, Mr. Rasdal was associated with Granger Associates, a manufacturer of telecommunications products. His last position with Granger Associates was President and Chief Operating Officer. From November 1972 to January 1980, Mr. Rasdal was employed by Avantek as Vice President and Division Manager for Avantek's microwave integrated circuit and semiconductor operations. For the thirteen years prior to joining Avantek, he was associated with TRW in various management positions.

  Mr. Snyder has served as President and Chief Executive Officer of Corum Cove Consulting LLC, a consulting company which provides assistance to early stage technology companies, since August 1997. From February 1996 to August 1997, Mr. Snyder served as Senior Vice President of Worldwide Sales, Marketing, Service and Support at Compaq Computer Corporation. From February 1995 to February 1996, Mr. Snyder served as Senior Vice President of Dell Computer Corporation. Between September 1992 and February 1995, Mr. Snyder served as Group General Manager for Hewlett-Packard Company. Mr. Snyder is also a director of VTEL Corporation, a manufacturer of multimedia digital visual communications systems, as well as several private companies.

Vote Required; Recommendation of Board of Directors

  With respect to the election of directors, shareholders have cumulative voting rights, which means that each shareholder has the number of votes equal to the number of shares held multiplied by the number of directors to be elected. Each shareholder may give all such votes to one candidate or distribute such shareholder's votes among the candidates as the shareholder chooses. However, the right to cumulate votes may not be exercised until the candidate or candidates have been nominated and a shareholder has given notice at the Annual Meeting of the shareholder's intention to vote cumulatively. If any shareholder present at the Annual Meeting gives such notice, all shareholders may cumulate their votes. The candidates receiving the highest number of votes of shares entitled to vote for them, up to the number of directors to be elected, shall be elected. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES SET FORTH HEREIN.

The Board of Directors and its Committees

  The Board of Directors has a Nominating and Governance Committee, an Audit Committee and a Stock Option and Compensation Committee. The Nominating and Governance Committee assists the Board as a whole in meeting its responsibility to represent shareholder interest in building long-term value, to consider and review all candidates for service on the Board, to consider and recommend director compensation and to institute a process to formally evaluate the Board as a whole and the Chief Executive Officer. The Audit Committee monitors the performance of the independent auditors, recommends their engagement or dismissal to the Board of Directors and monitors the Company's internal financial and accounting organization and financial reporting. The Stock Option and Compensation Committee recommends executive compensation arrangements for action by the Board as a whole, and administers the Company's stock option plans. During the 1999 fiscal year, the Nominating and Governance Committee held two meetings, the Audit Committee held three meetings and the Stock Option and Compensation Committee held five meetings.

  During the 1999 fiscal year, there were twelve meetings of the Board of Directors. Each of the Company's present directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings of committees of the Board of Directors on which such person served during the 1999 fiscal year except Krish Prabhu who attended 63% of the meetings of the Board of Directors and 67% of the Stock Option and Compensation Committee meetings.

Director Compensation

  Under the terms of the 1990 Director Stock Option Plan, each non-employee director automatically receives a nonstatutory stock option to purchase 10,000 shares of the Company's Common Stock (i) on the date on which such person first becomes an outside director and (ii) on January 1 of each year, if on such date, such person shall have served on the Board of Directors for at least six months. The non-employee Chairman of the Board is paid $15,000 per quarter and $500 for each teleconference Board meeting attended. Non-employee directors of the Company are paid $2,500 for each Board meeting attended in person, $500 for each teleconference Board meeting attended, and $250 for each Committee meeting attended, unless such Committee meets on the same day as an in-person Board meeting, in which case no additional payment is made for the Committee meeting. The Company also reimburses its directors for certain expenses incurred by them in their capacity as directors or in connection with attendance at Board meetings.

                               PROPOSAL NO. TWO

              ADOPTION OF THE COMPANY'S 1999 EMPLOYEE STOCK PLAN
            AND THE RESERVATION OF 900,000 SHARES OF THE COMPANY'S
                     COMMON STOCK FOR ISSUANCE THEREUNDER

  On August 6, 1999, the Board of Directors of the Company (the "Board") adopted the 1999 Employee Stock Plan (the "Plan"), subject to the approval of the Company's shareholders. The Plan is intended to replace the Company's 1990 Employee Stock Plan (the "1990 Plan") which expires on October 23, 2000. Stockholders are being asked to approve the adoption of the Plan and the reservation of 900,000 shares thereunder. The fair market value of the Common Stock as of September 8, 1999 was $8.75 per share.

  The Board believes that the Plan has been important to the Company's efforts to encourage employee equity participation and increase worker retention by aligning employee interests with those of the stockholders. The Board is pleased with the success of the 1990 Plan in increasing the level of employee interest in the Company's stock price, and believes that the offer of equity incentives to all employees has been a key factor in the Company's overall financial performance. As of August 31, 1999, options to purchase 2,742,742 shares of Common Stock were outstanding under the 1990 Plan, and 485,873 shares of Common Stock were available for future grant.

  The following is a summary description of the Plan under which no options or stock purchase rights have yet been granted.

Summary of the Plan

  Purposes. The purposes of the Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees, directors and consultants (collectively, the "Service Providers"), and to promote the success of the Company's business.

  Shares Subject to the Plan. The Board has reserved a maximum of 900,000 shares of Common Stock for issuance under the Plan. The shares may be authorized but unissued, or reacquired Common Stock.

  Administration. The Plan may be administered by different Committees with respect to different groups of Service Providers (as applicable, the "Administrator"). The Administrator may make any determinations deemed necessary or advisable for the Plan.

  Eligibility. Nonstatutory stock options and stock purchase rights may be granted to Service Providers. Incentive stock options may be granted only to employees. The Administrator, in its discretion, selects the Service Providers to whom options and stock purchase rights may be granted, and the exercise price and number of shares subject to each such grant. Currently, approximately 422 employees of the Company are eligible to participate in the Plan.

  Limitations. Section 162(m) of the Internal Revenue Code, as amended (the "Code") places limits on the deductibility for federal income tax purposes of compensation paid to certain executive officers of the Company. In order to preserve the Company's ability to deduct the compensation income associated with the options granted to such persons, the Plan provides that no employee may be granted, in any fiscal year of the Company, options to purchase more than 250,000 shares of Common Stock. Notwithstanding this limit, however, in connection with an individual's initial employment with the Company, he or she may be granted options to purchase up to an additional 250,000 shares of Common Stock.

  Terms and Conditions of Options. Each option is evidenced by a stock option agreement between the Company and the optionee, and is subject to the following terms and conditions:

    (a) Exercise Price. The Administrator determines the exercise price of options at the time the options are granted. However, the exercise price of a nonstatutory stock option may not be less than 85% of the fair market value of the Common Stock on the date the option is granted. The exercise price of an incentive stock option may not be less than 100% of the fair market value of the Common Stock on the date such option is granted; provided, however, that the exercise price of an incentive stock option granted to a 10% shareholder may not be less than 110% of the fair market value on the date such option is granted. The fair market value of the Common Stock is generally determined with reference to the closing sale price for the Common Stock (or the closing bid if no sales were reported) on the same trading day as the date the option is granted.

    (b) Exercise of Option; Form of Consideration. The Administrator determines when options become exercisable. An option shall be exercisable in whole or in part by giving written notice to the Company, stating the number of shares with respect to the options being exercised, accompanied by payment in full for such shares. The means of payment for shares issued upon exercise of an option is specified in each option agreement. The Plan permits payment to be made by cash, check, promissory note, other shares of Common Stock of the Company (with some restrictions), cashless exercises, certain other shares of Common Stock, a reduction in the amount of Company liability to the optionee, any other form of consideration permitted by an applicable law, or any combination thereof.

    (c) Term of Option. The Administrator determines the term of each option. However, the term of an incentive stock option may be no more than ten (10) years from the date of grant; provided, however, that in the case of an incentive stock option granted to a 10% shareholder, the term of the option may be no more than five (5) years from the date of grant. No option may be exercised after the expiration of its term.

    (d) Termination as a Service Provider. If an optionee's employment, director or consulting relationship terminates for any reason (excluding death or disability), then the optionee generally may exercise the option within 3 months of such termination to the extent that the option is vested on the date of termination, (but in no event later than the expiration of the term of such option as set forth in the option agreement). If an optionee's employment, director or consulting relationship terminates due to the optionee's disability or death, the optionee (or the optionee's estate or the person who acquires the right to exercise the option by bequest or inheritance) generally may exercise the option, to the extent the option was vested on the date of termination, within 6 months from the date of such termination.

    (e) Nontransferability of Options. Unless otherwise determined by the Administrator, options granted under the Plan are not transferable other than by will or the laws of descent and distribution, and may be exercised during the optionee's lifetime only by the optionee.

    (f) Other Provisions. The stock option agreement may contain other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator.

  Stock Purchase Rights. Stock purchase rights may be issued either alone, in addition, or in tandem with other awards granted under the Plan. The Administrator determines who will be offered Common Stock and the conditions and restrictions related to the offer, including the number of shares to be offered, the price to be paid (which may not be less than 50% of the fair market value of the Common Stock on the date of the offer) and the time which the offer must be accepted (which may not be longer than 30 days from the date of the offer). Unless the Administrator determines otherwise, the restricted stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or disability). The purchase price for shares repurchased pursuant to the restricted stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

  Adjustments Upon Changes in Capitalization. In the event that the Common Stock of the Company changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar change in the capital structure of the Company effected without the receipt of consideration, appropriate adjustments shall be made in the number and class of shares of stock subject to the Plan, the number and class of shares of stock subject to any option or stock purchase right outstanding under the Plan, and the exercise price of any such outstanding option and stock purchase right.

  In the event of a liquidation or dissolution, any unexercised options or stock purchase rights will terminate. The Administrator may, in its sole discretion, provide that each optionee shall have the right to exercise all or any part of the option, including shares as to which the option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to shares purchased upon exercise of an option or stock purchase right will lapse as to all shares, provided the proposed dissolution or liquidation takes place as contemplated.

  In connection with any merger of the Company with or into another corporation or the sale of all or substantially all of the assets of the Company, each outstanding option and stock purchase right shall be assumed or an equivalent option or stock purchase right substituted by the successor corporation. If the successor corporation refuses to assume the options or stock purchase rights or to substitute substantially equivalent options or stock purchase rights, the optionee shall have the right to exercise the option as to all the optioned stock, including shares not otherwise vested or exercisable. In such event, the Administrator shall notify the optionee that the option is fully exercisable for fifteen (15) days from the date of such notice and that the option terminates upon expiration of such period.

  Change of Control. In the event of a change of control, except as otherwise determined by the Board, any options and stock purchase rights outstanding on the date of such change in control that are not yet exercisable and vested on such date shall become fully vested and exercisable, and such option and stock purchase right shall, except as otherwise determined by the Board, be terminated in exchange for a cash payment equal to the "change in control" price (as defined in the Plan) reduced by the exercise price applicable to such options or stock purchase rights. A change of control is defined as (i) the acquisition of at least fifty percent of the Company by a "person" (as defined in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934) or (ii) the occurrence of a transaction requiring shareholder approval, and involving the sale or disposition of substantially all of the Company's assets or the merger of the Company with or into another corporation.

  Amendment and Termination of the Plan. The Board may amend, alter, suspend or terminate the Plan, or any part thereof, at any time and for any reason. However, the Company shall obtain stockholder approval for any amendment to the Plan to the extent necessary and desirable to comply with applicable law. No such action by the Board or stockholders may alter or impair any option previously granted under the Plan without the written consent of the optionee. Unless terminated earlier, the Plan shall terminate ten years from the date the Plan was adopted by the Board.

  Federal Income Tax Consequences. The following discussion summarizes certain U.S. federal income tax considerations for persons receiving options under the Plan and certain tax effects on the Company, based upon the provisions of the Code as in effect on the date of this Proxy Statement, current regulations and existing administrative rulings of the IRS. However, the summary is not intended to be a complete discussion of all the federal income tax consequences of these plans:

    (a) Incentive Stock Options. An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. Net capital gains on shares held more than 12 months may be taxed at a maximum federal rate of 20%. Capital losses are allowed in full against capital gains and up to $3,000 against other income. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% shareholder of the Company. Unless limited by Section 162(m) of the Code, the Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

    (b) Nonstatutory Stock Options. An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. Unless limited by Section 162(m) of the Code, the Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period. Net capital gains on shares held more than 12 months may be taxed at a maximum federal rate of 20%. Capital losses are allowed in full against capital gains and up to $3,000 against other income.

    (c) Stock Purchase Rights. Stock purchase rights will generally be taxed in the same manner as nonstatutory stock options. However, restricted stock is generally purchased upon the exercise of a stock purchase right. At the time of purchase, restricted stock is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code, because the Company may repurchase the stock when the purchaser ceases to provide services to the Company. As a result of this substantial risk of forfeiture, the purchaser will not recognize ordinary income at the time of purchase. Instead, the purchaser will recognize ordinary income on the dates when the stock is no longer subject to a substantial risk of forfeiture (i.e., when the Company's right of repurchase lapses). The purchaser's ordinary income is measured as the difference between the purchase price and the fair market value of the stock on the date the stock is no longer subject to right of repurchase.

  The purchaser may accelerate to the date of purchase his or her recognition of ordinary income, if any, and begin his or her capital gains holding period by timely filing, (i.e, within thirty days of the purchase), an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the purchase price and the fair market value of the stock on the date of purchase, and the capital gain holding period commences on such date. The ordinary income recognized by a purchaser who is an employee will be subject to tax withholding by the Company. Different rules may apply if the purchaser is also an officer, director, or 10% stockholder of the Company.

  Option Information as of August 31, 1999. The Company had approximately 173 employees with outstanding option grants under the 1990 Plan.

  While it believes that establishment of the Plan can result in dilution to existing stockholders, the Board believes that the positive effect on the Company's performance that the 1990 Plan had and the Plan will have more than offset the dilution to existing stockholders.

  With the demand for highly skilled employees at an all time high, especially in the technology industries, the Board believes it is critical to the Company's success to maintain competitive employee compensation programs, including the Plan.

Vote Required

  The affirmative vote of a majority of the shares of Common Stock of the Company represented in person or by proxy at the Meeting and entitled to vote will be required to approve the adoption of the Plan. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

                              PROPOSAL NO. THREE

           ADOPTION OF THE COMPANY'S 1999 DIRECTOR STOCK OPTION PLAN
            AND THE RESERVATION OF 300,000 SHARES OF THE COMPANY'S
                     COMMON STOCK FOR ISSUANCE THEREUNDER

  On August 6, 1999, the Board of Directors of the Company (the "Board") adopted the 1999 Director Stock Option Plan (the "1999 Director Plan"), subject to the approval of the Company's shareholders. The 1999 Director Plan is intended to replace the Company's 1990 Director Stock Option plan (the "1990 Director Plan") which expires on October 23, 2000. The Board of Directors has reserved a maximum of 300,000 shares of Common Stock for issuance under the 1999 Director Plan. The fair market value of the Common Stock as of September 8, 1999 was $8.75 per share.

  The Board believes that the 1990 Director Plan has been important to the Company's efforts to encourage director equity participation and increase retention. Although non-employee directors have an interest in acquiring approval for the 1999 Director Plan since they will be the beneficiaries of the approval, the Board is pleased with the success of the 1990 Plan in increasing the level of director interest in the Company's stock price, and believes that the offer of equity incentives to all directors has been a key factor in the Company's overall financial performance. As of August 31, 1999, options to purchase 60,000 shares of Common Stock were outstanding under the 1990 Director Plan, and 180,000 shares of Common Stock were available for future grant.

  The following is a summary description of the 1999 Director Plan under which no options have yet been granted.

Summary of the 1999 Director Plan

  Purposes. The purposes of the 1999 Director Plan are to attract and retain the best available personnel for service as Directors who are not Employees ("Outside Directors") of the Company, to provide additional incentive to Outside Directors of the Company to serve as directors, and to encourage their continued service on the Board.

  Shares Subject to the 1999 Director Plan. The Board has reserved a maximum of 300,000 shares of Common Stock for issuance under the 1999 Director Plan. The Shares may be authorized, but unissued, or reacquired Common Stock.

  Administration. The 1999 Director Plan provides for grants of options to be made in two ways:

    (a) Each Outside Director is automatically granted an option to purchase 10,000 shares (the "First Option") upon the date such individual first becomes a director, whether through election by the stockholders of the Company or by appointment by the Board in order to fill a vacancy; and

    (b) Each Outside Director is automatically granted an option to purchase 10,000 shares (the "Subsequent Option") on January 1 of each year, if on such date he or she shall have served on the Board for at least the preceding six (6) months.

  The Board has the authority, in its discretion, to: (i) determine the fair market value of the Common Stock; (ii) interpret the Director Plan; (iii) prescribe, amend and rescind rules and regulations relating to the Director Plan; (iv) authorize any person to execute, on behalf of the Company, any instrument required to effectuate the grant of an option previously granted under the 1999 Director Plan; and (v) make all other determinations deemed necessary or advisable for the administration of the Director Plan. All decisions, determinations and interpretations of the Board shall be final.

  Eligibility; Limitations. Only non-employee directors of the Board are eligible to receive nonstatutory stock options under the 1999 Director Plan.

  Terms and Conditions of Options. Each option is evidenced by a director option agreement between the Company and the optionee, and is subject to the following additional terms and conditions:

    (a) Exercise Price. The exercise price of options granted under the Director Plan is 100% of the fair market value per share of the Common Stock on the date of grant, generally determined with reference to the closing sale price for the Common Stock (or the closing bid if no sales were reported) on the date of grant.

    (b) Exercise of Option. Both the First Option and the Subsequent Option shall vest as to 25% of the optioned stock on the first anniversary after the date of grant, and as to an additional 25% of the optioned stock on the second anniversary after the date of grant, and as to an additional 50% on the third anniversary after the date of grant. An option shall be exercisable in whole or in part by giving written notice to the Company, stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares.

    (c) Forms of Consideration. The means of payment for shares issued upon exercise of an option is specified in each option agreement. The 1999 Director Plan permits payment to be made by cash, check, promissory note, other shares of Common Stock of the Company (with some restrictions), cashless exercises, any payment permitted by an applicable law, or any combination thereof.

    (d) Term of Option. The term of any option shall be ten (10) years from the date of grant. No option may be exercised after the expiration of its term.

    (e) Termination of Directorship. If an optionee's status as a director terminates for any reason, then all options held by the optionee under the 1999 Director Plan expire three months following the termination. If the optionee's status as a director terminates due to death or disability, then all options held by the optionee under the 1999 Director Plan expire six months following the termination. In no case may an option be exercised after the expiration date of the option.

    (f) Nontransferability of Options. Options granted under the 1999 Director Plan are not transferable other than by will or the laws of descent and distribution, and may be exercised during the optionee's lifetime only by the optionee.

    (g) Other Provisions. The director option agreement may contain other terms, provisions and conditions not inconsistent with the 1999 Director Plan as may be determined by the Board.

  Adjustments Upon Changes in Capitalization. In the event that the stock of the Company changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar change in the capital structure of the Company effected without the receipt of consideration, appropriate adjustments shall be made in the number and class of shares of stock subject to the 1999 Director Plan, the number and class of shares of stock subject to any option outstanding under the Director Plan, and the exercise price of any such outstanding option.

  Unless otherwise determined by the Board, in the event of a proposed liquidation or dissolution, any unexercised options will terminate prior to such action. The Board may give the optionee the right to exercise any unexercised options, including shares as to which the option would not otherwise be exercisable, prior to their termination.

  In the event of a merger of the Company or the sale of substantially all of the assets of the Company, each option may be assumed or an equivalent option substituted for by the successor corporation. If an option is assumed or substituted for by the successor corporation, it shall continue to vest as provided in the 1999 Director Plan. If the successor corporation does not agree to assume or substitute for the option, each option shall become fully vested and exercisable for a period of fifteen (15) days from the date the Board notifies the optionee of the option's full exercisability, after which period the option will terminate.

  Change in Control. In the event of a change of control, except as otherwise determined by the Board, any options outstanding on the date of such change in control that are not yet exercisable and vested on such date shall become fully vested and exercisable. A change of control is defined as the acquisition of at least fifty percent of the voting power of the Company by a "person" (as defined in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934).

  Amendment and Termination of the 1999 Director Plan. The Board may amend, alter, suspend or terminate the 1999 Director Plan, or any part thereof, at any time and for any reason. However, the Company shall obtain stockholder approval for any amendment to the 1999 Director Plan to the extent necessary to comply with applicable laws or regulations. No such action by the Board or shareholders may alter or impair any option previously granted under the 1999 Director Plan without the consent of the optionee. Unless terminated earlier, the 1999 Director Plan shall terminate ten years from the date of its approval by the shareholders or the Board, whichever is earlier.

  Federal Income Tax Consequences. The following discussion summarizes certain U.S. federal income tax considerations for directors receiving options under the 1999 Director Plan and certain tax effects on the Company, based upon the provisions of the Code as in effect on the date of this Proxy Statement, current regulations and existing administrative rulings of the Internal Revenue Service. However, the summary is not intended to be a complete discussion of all the federal income tax consequences of these plans:

    (a) Nonstatutory Stock Options. Options granted under the 1999 Director Plan do not qualify as incentive stock options under Section 422 of the Code. An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period. Net capital gains on shares held more than 12 months may be taxed at a maximum federal rate of 20%. Capital losses are allowed in full against capital gains and up to $3,000 against other income.

Vote Required

  The affirmative vote of a majority of the shares of Common Stock of the Company represented in person or by proxy at the Meeting and entitled to vote will be required to approve the adoption of the 1999 Director Plan. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

                               PROPOSAL NO. FOUR

                        RATIFICATION OF APPOINTMENT OF
                      INDEPENDENT AUDITORS OF THE COMPANY

  Deloitte & Touche LLP, Certified Public Accountants, have been the independent auditors for the Company since 1976 and, upon recommendation of the Audit Committee, their reappointment as independent auditors for the 2000 fiscal year has been approved by the Board of Directors, subject to ratification by the shareholders.

  The Company has been advised by Deloitte & Touche LLP that neither it nor any of its members has had any relationship with the Company or any of its affiliates during the past three years other than as independent auditors. The Company has been advised that a representative of Deloitte & Touche LLP will be present at the Annual Meeting, will be available to respond to appropriate questions, and will be given an opportunity to make a statement if he or she so desires.

Vote Required; Recommendation of the Board of Directors

  Although not required to be submitted for shareholder approval, the Board of Directors has conditioned its appointment of its independent auditors upon receiving the affirmative vote of a majority of the shares represented, in person or by proxy, and voting at the Annual Meeting. In the event the shareholders do not approve the selection of Deloitte & Touche LLP, the appointment of independent auditors will be reconsidered by the Board of Directors. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

                               OTHER INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

  Section 16(a) of the Exchange Act requires the Company's officers and directors and persons, who own more than 10% of a registered class of the Company's equity securities, to file certain reports regarding ownership of, and transactions in, the Company's securities with the Securities and Exchange Commission (the "SEC"). Such officers, directors and 10% shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms that they file.

  Based solely on its review of such forms furnished to the Company and written representations from certain reporting persons, the Company believes that all filing requirements applicable to the Company's executive officers, directors and more than 10% shareholders were complied with.

Share Ownership by Principal Shareholders and Management

  The following table sets forth the beneficial ownership of Common Stock of the Company as of July 31, 1999, by (i) all persons known to the Company to be the beneficial owners of more than 5% of the Company's Common Stock, (ii) each of the officers named in the Summary Compensation Table (the "Named Executive Officers"), (iii) each director and (iv) all directors and executive officers as a group. A total of 15,002,871 shares of the Company's Common Stock were issued and outstanding as of July 31, 1999.

                                                         Shares    Approximate
                                                      Beneficially   Percent
                  Name and Address                       Owned        Owned
                  ----------------                    ------------ -----------
Dimensional Fund Advisors Inc.(1)....................  1,038,600       6.9
 1055 Washington Blvd.
 Stamford, CT 06901
William D. Rasdal(2).................................    503,288       3.3
Roger A. Strauch(3)..................................    186,250       1.2
Thomas W. Steipp(4)..................................     73,928         *
J. Scott Kamsler(5)..................................     71,616         *
Dale A. Pelletier(6).................................     59,535         *
Frederick B. Stroupe(7)..............................     44,217         *
Mary A. Rorabaugh(8).................................     43,689         *
Richard W. Oliver(9).................................     33,750         *
Robert M. Wolfe(10)..................................     29,000         *
Anthony A. Haddrell(11)..............................     25,597         *
Robert M. Neumeister.................................      1,000         *
James J. Peterson....................................         --        --
Krish A. Prabhu......................................         --        --
Richard N. Snyder....................................         --        --
All directors and executive officers as a group (11
 persons)(12)........................................    814,004       5.3

--------
  * Less than one percent (1%)
 (1) Based on information received from Dimensional Fund Advisors Inc. ("Dimensional"). Dimensional, an investment advisor registered under
      Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other investment vehicles, including commingled group trusts. These investment companies and investment vehicles own 1,038,600 shares, and Dimensional disclaims beneficial ownership of such securities.
 (2) Includes 97,500 shares subject to options exercisable within 60 days of July 31, 1999. Also includes 405,788 shares held by the Rasdal Family Trust, dated July 16, 1983, as amended, of which William D. Rasdal and Marilyn K. Rasdal are Co-Trustees.
 (3) Includes 173,750 shares subject to options exercisable within 60 days of July 31, 1999.
 (4) Includes 62,500 shares subject to options exercisable within 60 days of July 31, 1999.
 (5) Includes 65,116 shares held by the Kamsler Bishop Trust, dated September 22, 1995, of which J. Scott Kamsler and Linda C. Bishop are Co-Trustees and 6,500 shares held by J. Scott Kamsler and Linda C. Bishop as joint tenants.
 (6) Includes 54,749 shares subject to options exercisable within 60 days of July 31, 1999.
 (7) Includes 38,456 shares subject to options exercisable within 60 days of July 31, 1999.
 (8) Includes 40,939 shares subject to options exercisable within 60 days of July 31, 1999.
 (9) Includes 33,750 shares subject to options exercisable within 60 days of July 31, 1999.
(10) Includes 20,000 shares subject to options exercisable within 60 days of July 31, 1999.
(11) Includes 23,774 shares subject to options exercisable within 60 days of July 31, 1999.

(12) Includes 371,668 shares subject to options exercisable within 60 days of July 31, 1999. Excludes shares held and shares subject to options exercisable within 60 days of July 31, 1999 by J. Scott Kamsler, James J. Peterson and Roger A. Strauch who resigned from the Company prior to July 31, 1999.

                        EXECUTIVE OFFICER COMPENSATION

Summary Compensation Table

  The following table sets forth compensation earned in the last three fiscal years by (i) the Company's Chief Executive Officer, (ii) the four most highly compensated executive officers, other than the Chief Executive Officer, who were serving as executive officers at the end of the fiscal year ended June 30, 1999, and (iii) J. Scott Kamsler, James J. Peterson and Roger A. Strauch, who would have qualified as executive officers pursuant to items (i) and (ii) but for the fact that they were not serving as executive officers at the end of the fiscal year ended June 30, 1999.

                                                                          Long-Term
                                                                         Compensation
                                              Annual Compensation           Awards
                                          ----------------------------   ------------
                                                          Other Annual    Securities   All Other
             Name and                     Salary   Bonus  Compensation    Underlying  Compensation
        Principal Position           Year   ($)     ($)      ($)(1)      Options (#)     ($)(2)
        ------------------           ---- ------- ------- ------------   ------------ ------------
Current Executive Officers
--------------------------------------------------------------------------------------------------
Thomas W. Steipp                     1999 257,407 208,848   170,926(3)          --        500
 Chief Executive Officer             1998  72,115      --   106,000(4)     250,000        500
 And Chief Financial Officer         1997      --      --        --             --         --
--------------------------------------------------------------------------------------------------
Frederick B. Stroupe                 1999 109,998     500   168,594(5)      20,000        500
 Senior Vice President, Worldwide    1998 109,038      --   128,763(5)      10,000        500
 Sales and Service                   1997 100,000      --   196,900(5)      21,000        300
--------------------------------------------------------------------------------------------------
Anthony A. Haddrell                  1999 170,881  32,946    30,122(6)      45,000         --
 Senior Vice President,              1998 105,930  36,557    12,738(6)       3,000         --
 Engineering                         1997 100,169   4,418    11,038(6)       2,700         --
--------------------------------------------------------------------------------------------------
Dale A. Pelletier                    1999 184,408  33,381        --         15,000        500
 Senior Vice President,              1998 175,846      --        --         10,000        500
 Operations                          1997 162,000 119,312        --         23,000        300
--------------------------------------------------------------------------------------------------
Mary A. Rorabaugh                    1999 162,475  55,959        --         60,000        500
 Vice President,                     1998 127,994      --        --         10,000        500
 Finance and Secretary               1997 119,545  69,296        --         18,000        300
--------------------------------------------------------------------------------------------------
Former Executive Officers
--------------------------------------------------------------------------------------------------
J. Scott Kamsler(7)                  1999 264,894      --        --             --         --
 Former Senior Vice President,       1998 208,462      --        --         30,000        500
 Finance, Chief Financial Officer    1997 189,723 244,914        --         15,000        300
 And Secretary
--------------------------------------------------------------------------------------------------
James J. Peterson (8)                1999 190,784 311,536   158,712(9)          --        300
 Former President and Chief          1998 248,019      --        --             --        300
 Operating Officer, Linfinity        1997 165,163  46,148   121,020(10)         --        300
 Microelectronics Inc.
--------------------------------------------------------------------------------------------------
Roger A. Strauch (11)                1999  84,359   1,080        --        170,000         --
 Former Chief Executive Officer and  1998  12,308      --        --         10,000
 Chief Financial Officer             1997      --      --        --             --         --

--------
 (1) Excludes certain perquisites and other personal benefits, securities or property which, for any executive officer, in the aggregate did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus for such executive officer.
 (2) Represents Company matching 401(k) Plan contributions.
 (3) Represents note forgiven, interest forgiven and other compensation, $100,000, $18,000 and $52,926, respectively.

 (4) Represents note and interest forgiven, $100,000 and $6,000, respectively.
 (5) Represents primarily commissions.
 (6) Represents certain perquisites and other personal benefits.
 (7) Mr. Kamsler resigned as Chief Financial Officer on July 2, 1998. In connection with his resignation, Mr. Kamsler was paid a one-time payment of $210,000.
 (8) Mr. Peterson resigned as President and Chief Operations Officer, Linfinity Microelectronics Inc. ("Linfinity") upon the April 14, 1999 sale of Linfinity by the Company.
 (9) Represents note forgiven and other compensation, $150,000 and $8,712, respectively.
(10) Represents commissions earned as a percentage of net sales of Linfinity.
(11) Mr. Strauch resigned as Chief Executive Officer and Chief Financial Officer on December 1, 1998.

Option Grants in Last Fiscal Year

  The following table sets forth, as to the Named Executive Officers, certain information relating to stock options granted during fiscal year 1999. The following table includes options that were repriced pursuant to the Company's option repricing effected on July 14, 1998.

                                       Individual Grants
                          ----------------------------------------------
                                                                             Potential
                                                                         Realizable Value
                                                                         at Assumed Annual
                          Number of    % of Total                         Rates of Stock
                          Securities    Options                                Price
                          Underlying   Granted to                        Appreciation for
                           Options     Employees  Exercise or             Option Term (3)
                           Granted     in Fiscal  Base Price  Expiration -----------------
          Name               (#)        Year (1)  ($/SH) (2)     Date    5% ($)   10% ($)
          ----            ----------   ---------- ----------- ---------- ------- ---------
Current Executive
 Officers
Thomas W. Steipp........        --         --           --          --        --        --
Anthony A. Haddrell.....    45,000        2.5        5.875     7/27/08   166,264   421,346
                            11,775(4)      .6        6.438     7/14/08    47,671   120,808
Dale A. Pelletier.......    15,000         .8        5.875     7/27/08    55,421   140,449
                            49,910(4)     2.7        6.438     7/14/08   202,061   512,062
Mary A. Rorabaugh.......    60,000        3.3        5.875     7/27/08   221,685   561,794
                            30,940(4)     1.7        6.438     7/14/08   125,261   317,436
Frederick B. Stroupe....    20,000        1.1        5.875     7/27/08    73,895   187,265
                            42,001(4)     2.3        6.438     7/14/08   170,041   430,918
Former Executive Officer
Roger A. Strauch........   160,000        8.7        5.875     7/27/08   591,161 1,498,118
                            10,000         .5        7.000     1/04/09    44,023   111,562
                            20,000(4)     1.1        6.438     7/14/08    80,970   205,194

--------
(1) The total number of shares subject to options granted to employees of the Company in fiscal 1999 was 1,839,447.
(2) The exercise price per share is equal to the closing price of the Company's Common Stock on the date of grant.
(3) The Potential Realizable Value is calculated based on the fair market value on the date of grant, which is equal to the exercise price of options granted in fiscal 1999, assuming that the stock appreciates in value from the date of grant until the end of the option term at the annual rate specified (5% and 10%). Potential Realizable Value is net of the option exercise price. The assumed rates of appreciation are specified in rules of the SEC, and do not represent the Company's estimate or projection of future stock price. Actual gains, if any, resulting from stock option exercises and Common Stock holdings are dependent on the future performance of the Common Stock, overall stock market conditions, as well as the option holders' continued employment through the exercise/vesting period. There can be no assurance that the amounts reflected in this table will be achieved.
(4) In July 1998, in response to the substantial decline in the Company's stock price over the previous twelve months, the Company entered into agreements to reprice "under water" options at an exercise price of $6.44 per share, the closing price of the Company's stock on July 14, 1998. These grants are included in the Ten-Year Option Repricings Table noted below.

Ten-Year Option Repricings

  The following table sets forth, as to the Named Executive Officers, certain information relating to stock option repricings during the previous ten fiscal years. The following table includes options that were repriced pursuant to the Company's option repricings effected on July 14, 1998, April 18, 1996 and July 28, 1994. In considering repricings, the Board evaluated the weakened incentive effects of having a substantial number of options priced above the prevailing market price, the intensely competitive labor market and the risk of losing key personnel to other companies in the industry. The Board determined that the importance of retaining key personnel in the face of the current challenges facing the Company outweighed the potentially dilutive effect of the repricings on the Company's shareholders.

                                             Market
                                 Number of    Price   Exercise
                                 Securities of Stock  Price at              Length of
                                 Underlying    at       Time                Original
                                  Options    Time of     of                Option Term
                                  Repriced  Repricing Repricing   New     Remaining at
                                     or        or        or     Exercise     Date of
                                  Amended   Amendment Amendment  Price    Repricing or
          Name            Date      ($)        ($)       ($)      ($)    Amendment (Yrs)
          ----           ------- ---------- --------- --------- -------- ---------------
Current Executive
 Officers
Anthony A. Haddrell
 (1)(2)................. 7/14/98    3,750     6.438    16.063     6.438        6.0
                         7/14/98    3,750     6.438    11.984     6.438        7.8
                         7/14/98    2,025     6.438    13.250     6.438        8.0
                         7/14/98    2,250     6.438    16.000     6.438        9.0
                         4/18/96    5,000    11.984    22.750    11.984        9.3
Dale A. Pelletier (1)... 7/14/98    7,998     6.438    17.750     6.438        5.0
                         7/14/98    6,116     6.438    16.250     6.438        5.3
                         7/14/98    7,294     6.438     8.938     6.438        6.0
                         7/14/98    3,750     6.438    22.750     6.438        7.0
                         7/14/98    6,000     6.438    13.250     6.438        8.0
                         7/14/98   11,251     6.438    14.438     6.438        8.8
                         7/14/98    7,501     6.438    16.000     6.438        9.0
Mary A. Rorabaugh
 (1)(2)(3).............. 7/14/98    1,500     6.438     8.938     6.438        6.0
                         7/14/98    8,438     6.438    11.984     6.438        7.8
                         7/14/98    6,001     6.438    13.250     6.438        8.0
                         7/14/98    7,500     6.438    14.438     6.438        8.8
                         7/14/98    7,501     6.438    16.000     6.438        9.0
                         4/18/96   15,000    11.984    22.750    11.984        9.3
                         7/28/94   10,000     8.938    13.000     8.938        9.3
Frederick B. Stroupe
 (1)(2)(3).............. 7/14/98    7,500     6.438     8.938     6.438        6.0
                         7/14/98   11,250     6.438    11.984     6.438        7.8
                         7/14/98    4,500     6.438    13.250     6.438        8.0
                         7/14/98   11,251     6.438    14.438     6.438        8.8
                         7/14/98    7,500     6.438    16.000     6.438        9.0
                         4/18/96   15,000    11.984    22.750    11.984        9.3
                         7/28/94    5,000     8.938    16.250     8.938        9.3
Former Executive
 Officers
Roger A. Strauch (1).... 7/14/98    5,000     6.438    14.625     6.438        6.5
                         7/14/98    5,000     6.438    13.750     6.438        7.5
                         7/14/98    5,000     6.438    20.000     6.438        8.5
                         7/14/98    5,000     6.438    12.250     6.438        9.5

--------
(1) On July 14, 1998, in response to the substantial decline in the Company's stock price over the previous twelve months, the Company entered into an agreement to reprice "under water" options at an exercise price of $6.44 per share, the closing price of the Company's stock on July 14, 1998. Non-director employees participating in the repricing were granted options for three shares in exchange for every four shares tendered for repricing. Directors were granted repriced options at the rate of one share for every two shares tendered. In addition, each participant agreed not to dispose of any shares acquired pursuant to repriced options until January 14, 1999.
(2) On April 18, 1996, in response to the substantial decline in the Company's stock price over the previous twelve months, the Company entered into an agreement to reprice "under water" options at an exercise price of $11.98 per share, the closing price of the Company's stock on April 18, 1996.
(3) On July 28, 1994, in response to the substantial decline in the Company's stock price over the previous twelve months, the Company entered into an agreement to reprice "under water" options at an exercise price of $8.94 per share, the closing price of the Company's stock on July 28, 1994.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option
Values

  The following table provides information with respect to option exercises in fiscal 1999 by the Named Executive Officers and the value of such officers' unexercised options at the close of business on June 25, 1999 (the last trading day prior to the end of the Company's 1999 fiscal year).

                                                              Number of           Value of Unexercised
                                                        Securities Underlying     In-the-Money Options
                                                       Unexercised Options at    at Fiscal Year End ($)
                                                         Fiscal Year End (#)               (1)
                                                      ------------------------- -------------------------
                         Shares Acquired    Value
          Name           on Exercise (#) Realized ($) Exercisable Unexercisable Exercisable Unexercisable
          ----           --------------- ------------ ----------- ------------- ----------- -------------
Current Executive
 Officers
Thomas W. Steipp........         --             --       62,500      187,500       78,125      234,375
Anthony A. Haddrell.....         --             --        9,074       47,701       17,581      117,733
Dale A. Pelletier.......         --             --       45,498       29,254      102,215       65,117
Mary A. Rorabaugh.......         --             --       18,559       72,381       35,958      173,988
Frederick B. Stroupe....         --             --       28,498       33,503       55,215       76,162
Former Executive
 Officers
J. Scott Kamsler........     17,441         52,221           --           --           --           --
William D. Rasdal.......         --             --       93,750       21,250      123,516       35,547
Roger A. Strauch........         --             --      173,750       16,250      426,641       25,859

--------
(1) Market value of underlying securities based on the closing price of $8.375 of the Company's Common Stock on June 25, 1999 (the last trading day prior to the end of the Company's 1999 fiscal year), minus the exercise price.

Compensation Committee Interlocks and Insider Participation

  The Stock Option and Compensation Committee of the Company's Board of Directors (the "Compensation Committee") is currently composed of non-employee directors Robert M. Neumeister, Krish A. Prabhu and Robert M. Wolfe. No interlocking relationship exists between the Company's Board of Directors or the compensation committee of any other company, nor has any such interlocking relationship existed in the past.

                             CERTAIN TRANSACTIONS

  Relocation Loans to and Agreement with Thomas W. Steipp. In March 1998, in connection with his acceptance of employment with the Company and the related relocation of his personal residence, Mr. Steipp borrowed $400,000 from the Company pursuant to a Promissory Note Secured by Deed of Trust bearing interest at the rate of 6% per year (the "Interest Bearing Note") and $500,000 pursuant to a separate Promissory Note Secured by Deed of Trust that is interest free (the "Interest Free Note"). Both the Interest Bearing Note and the Interest Free Note become fully due and payable upon the earliest to occur of: (i) five days after Mr. Steipp's voluntary resignation or termination for good cause; (ii) 360 days after Mr. Steipp's termination by the Company without good cause; (iii) on the date of transfer of Mr. Steipp's principal residence, under certain circumstances; or (iv) on March 25, 2008. The Interest Free Note and the Interest Bearing Note are secured by a second deed of trust on Mr. Steipp's principal residence.

  The principal and interest on the Interest Bearing Loan is forgivable in four equal installments on each of June 25, 1998, 1999, 2000 and 2001, if Mr. Steipp remains employed by the Company at such times. The Interest Free Note does not provide for such forgiveness. In addition to the foregoing, Mr. Steipp's offer letter provides that, in the event of Mr. Steipp's termination by the Company without cause, the Company will continue to pay Mr. Steipp's salary until the earlier of (i) twelve months after such termination or (ii) such time as Mr. Steipp accepts alternative employment.

  Agreements with James J. Peterson. In July 1998, Linfinity Microelectronics Inc., a subsidiary of the Company ("Linfinity") loaned Mr. Peterson $150,000 pursuant to an interest free demand note (the "Note"). In September 1998, Linfinity and Mr. Peterson entered into an agreement providing that: (i) if Mr. Peterson was terminated without cause prior to February 15, 1999, Linfinity would pay Mr. Peterson a bonus of $250,000 and forgive the Note;
(ii) if Mr. Peterson was still employed by Linfinity on February 15, 1999 and had provided Linfinity at least 30 days advance notice of his intention to resign effective that date, Linfinity would pay Mr. Peterson a bonus of $100,000 and forgive the Note upon his actual resignation; (iii) if Mr. Peterson was employed by Linfinity after February 15, 1999 and he was terminated without cause after that date but prior to August 15, 1999, Linfinity would pay Mr. Peterson a bonus of $250,000 plus an additional $7,692 per week for every week he was employed after February 15, 1999, up to a maximum aggregate amount of $450,000, and will forgive the Note; (iv) if Mr. Peterson was still employed by Linfinity by August 15, 1999 and had provided Linfinity at least 30 days advance notice of his intention to resign effective that date, Linfinity would pay Mr. Peterson a bonus of $200,000 and forgive the Note upon his actual resignation; and (v) if Mr. Peterson was employed by Linfinity after August 15, 1999, Linfinity would not pay Mr. Peterson any bonus, but would forgive the Note on such date. In September 1998, Linfinity and Mr. Peterson entered into another agreement that provided that if, while Mr. Peterson was employed by Linfinity, a transaction was consummated resulting in a disposition of Linfinity's assets or a change of control of Linfinity (a "Sale"), then Mr. Peterson would be entitled to receive a special bonus equal to approximately 2-3.5% of the amount by which the total consideration received in the Sale exceeds certain thresholds. The foregoing agreements stipulate that if Mr. Peterson was eligible to receive payments under both agreements, he would only be entitled to receive payments under whichever agreement yields the higher aggregate payment to Mr. Peterson.

  Linfinity was sold on April 14, 1999 to Microsemi Corporation. In accordance with the agreements noted above, Mr. Peterson was paid a total bonus of $311,536, and the loan to Mr. Peterson of $150,000 was forgiven.

                         COMPENSATION COMMITTEE REPORT

  The Compensation Committee is currently comprised of three independent, non-employee directors who have no interlocking relationships, as defined by the Securities and Exchange Commission. As part of its duties, the Compensation Committee reviews compensation levels of the executive officers and evaluates their performance. The Compensation Committee also administers the Company's stock option plans. In connection with such duties, the Compensation Committee determines base salary levels and short-term incentive bonus programs for the Company's executive officers at or about the start of the fiscal year, and determines actual bonuses after the end of such fiscal year based upon the achievement of Company or subsidiary profit levels. The Compensation Committee also determines stock option awards to executives throughout the year.

  The Company's executive pay programs are designed to attract and retain executives who will contribute to the Company's long-term success, to reward executives for achieving both short and long-term strategic Company goals, to link executive and shareholder interest through equity-based plans, and to provide a compensation package that recognizes individual contributions and Company performance. A substantial portion of each executive's total compensation is intended to be variable and to relate to and be contingent upon the achievement of Company or subsidiary profit levels.

  The three key components of the Company's executive compensation program in fiscal 1999 were base salary, short-term incentives, represented by the Company's annual bonus program, and long-term incentives, represented by the Company's stock programs. The Company also provides benefits to its executives to provide for health, welfare and security needs, as well as for executive efficiency. The Company's policies with respect to the three principal elements of its executive compensation program, as well as the basis for the compensation awarded to Mr. Steipp, the Company's present Chief Executive Officer, and Mr. Strauch, the Company's former Chief Executive Officer, are discussed below.

Base Salary

  Base salaries of executive officers are initially determined by evaluating the responsibilities of the position held and the experience and performance of the individual, with reference to the competitive marketplace for executive talent, including a comparison to base salaries for comparable positions for high technology companies. The Compensation Committee considers not only the achievement of corporate and business unit financial and strategic goals, but also individual performance, including managerial effectiveness, teamwork and customer satisfaction. Base salaries of executive officers in fiscal 1999 were set at levels comparable to levels at other companies in the technology sector to help the Company attract and retain highly talented individuals in an increasingly competitive market, and in a period in which the Company has experienced substantial fluctuations in its stock price.

Annual Bonus Program

  At the beginning of the 1999 fiscal year, the Compensation Committee determined maximum annual incentive bonus payments based on profit targets compared to fiscal 1998. Following the end of the 1999 fiscal year, the Compensation Committee determined the amount of the annual incentive payments for each executive officer based on its evaluation of the achievement of the profit target set for the Company. The Compensation Committee's philosophy is to set high profit targets, and to make each executive officer's maximum incentive bonus payout target high in relation to such executive officer's salary and in comparison with other high technology companies, in order to obtain significant linkage between overall executive compensation and the achievement of the applicable profit target.

Equity-Based Compensation

  Under the Company's 1990 Employee Stock Plan, stock options may be granted to executive officers and other key employees of the Company. The size of stock option awards is based primarily on an individual's performance and the individual's responsibilities and position with the Company, as well as on the individual's present outstanding vested and unvested options. Options are designed to align the interests of executive officers with those of shareholders. Stock options are granted with an exercise price equal to the fair market value of the Company's Common Stock on the date of grant, and current grants generally vest over four years, subject to the Compensation Committee's discretion to vary the vesting schedule. This approach is designed to encourage the creation of shareholder value over the long term since no benefit is realized from the stock option grant unless the price of the Common Stock rises over a number of years.

  In July 1998, in response to the substantial decline in the Company's stock price over the previous twelve months, the Company entered into agreements to reprice "under water" options at an exercise price of $6.44 per share, the closing price of the Company's stock on July 14, 1998. Non-director employees participating in the repricing were granted options for three shares in exchange for every four shares tendered for repricing. Directors were granted repriced options at the rate of one share for every two shares tendered. In addition, each participant agreed not to dispose of any shares acquired pursuant to repriced options until January 14, 1999. In considering the repricing, the Board evaluated the weakened incentive effects of having a substantial number of options priced above the prevailing market price, the intensely competitive labor market and the risk of losing key personnel to other companies in the industry. The Board determined that the importance of retaining key personnel in the face of the current challenges facing the Company outweighed the potentially dilutive effect of the repricing on the Company's shareholders.

  In addition to the 1990 Employee Stock Plan, all eligible employees of the Company, including executive officers, may participate in a payroll deduction Employee Stock Purchase Plan pursuant to which Common Stock of the Company may be purchased at the end of each six-month offering period, at a purchase price equal to 85% of its fair market value at the beginning or ending of such offering period, whichever is lower.

Compensation of the Chief Executive Officer

  The Compensation Committee meets without the Chief Executive Officer present to evaluate his performance. The Chief Executive Officer's base salary and annual incentive bonus were determined based on a number of factors, including comparative salaries of chief executive officers of similar performance high technology companies, and the Company's performance in fiscal 1998, as well as targets for fiscal 1999. Mr. Strauch's base salary for fiscal 1999 was set at levels competitive with industry standards because of the Compensation Committee's philosophy set forth above in "Base Salary." Based on Mr. Strauch's resignation in fiscal 1999, Mr. Strauch did not receive any incentive bonus for the fiscal year. On July 27, 1998 the Compensation Committee granted Mr. Strauch an option, to provide him with a substantial equity stake in the future of the Company, to purchase up to 160,000 shares of Common Stock at an exercise price of $5.875 per share, the fair market value on the date of the grant, which option vests monthly over a four month period from the date of grant. Mr. Steipp's base salary for fiscal 1999 was set at levels competitive with industry standards because of the Compensation Committee's philosophy set forth above in "Base Salary." Mr. Steipp received an incentive bonus of $203,000 for fiscal 1999 of which $163,000 was guaranteed in accordance with Mr. Steipp's offer letter dated February 19, 1998. Mr. Steipp did not receive any options to purchase Common Stock during the fiscal year.

                                          Stock Option and Compensation
                                           Committee
                                            Robert M. Neumeister
                                            Krish A. Prabhu
                                            Robert M. Wolfe

                         COMPARATIVE STOCK PERFORMANCE

  The graph below compares the cumulative total shareholders' return on the Company's Common Stock for the last five fiscal years with the total return on the S&P 500 Index and the S&P Technology Sector over the same period (assuming the investment of $100 in the Company's Common Stock, the S&P 500 Index and the S&P High Technology--Composite Index, and reinvestment of all dividends).

                               PERFORMANCE GRAPH

                               SYMMETRICOM, INC.
                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
                             SYMMETRICOM, INC., S&P
                                 500 INDEX AND
                      S&P HIGH TECHNOLOGY-COMPOSITE INDEX

                                                        1995 1996 1997 1998 1999
                                                        ---- ---- ---- ---- ----
   Symmetricom, Inc. .................................. 272  169  180   75  102
   S & P 500........................................... 126  159  214  279  342
   S & P Technology Sector Index....................... 163  194  295  396  653

                                 OTHER MATTERS

  The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ Mary A. Rorabaugh

                                                    Mary A. Rorabaugh
                                                        Secretary

Dated: September 23, 1999

                                                                    Exhibit 99.1
                               SYMMETRICOM, INC.

                           1999 EMPLOYEE STOCK PLAN


     1.   Purposes of the Plan.  The purposes of this 1999 Stock Plan are:
          --------------------

          . to attract and retain the best available personnel for positions of substantial responsibility,

          . to provide additional incentive to Employees, Directors and Consultants, and

          .    to promote the success of the Company's business.

          Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

     2.   Definitions.  As used herein, the following definitions shall apply:
          -----------

          (a)  "Administrator" means the Board or any of its Committees as shall
                -------------
be administering the Plan, in accordance with Section 4 of the Plan.

          (b)  "Applicable Laws" means the requirements relating to the
                ---------------
administration of stock option plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are, or will be, granted under the Plan.

          (c)  "Board" means the Board of Directors of the Company.
                -----

          (d)  "Code" means the Internal Revenue Code of 1986, as amended.
                ----

          (e)  "Committee" means a committee of Directors appointed by the Board
                ---------
in accordance with Section 4 of the Plan.

          (f)  "Common Stock" means the common stock of the Company.
                ------------

          (g)  "Company" means Symmetricom, Inc., a California corporation.
                -------

          (h)  "Consultant" means any person, including an advisor, engaged by
                ----------
the Company or a Parent or Subsidiary to render services to such entity.

          (i)  "Director" means a member of the Board.
                --------

          (j)  "Disability" means total and permanent disability as defined in
                ----------
Section 22(e)(3) of the Code.

          (k)  "Employee" means any person, including Officers and Directors,
                --------
employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

          (l)  "Exchange Act" means the Securities Exchange Act of 1934, as
                ------------
amended.

          (m)  "Fair Market Value" means, as of any date, the value of Common
                -----------------
Stock determined as follows:

               (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the same day as the date of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

               (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

               (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

          (n)  "Incentive Stock Option" means an Option intended to qualify as
                ----------------------
an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

          (o)  "Nonstatutory Stock Option" means an Option not intended to
                -------------------------
qualify as an Incentive Stock Option.

          (p)  "Notice of Grant" means a written or electronic notice evidencing
                ---------------
certain terms and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

          (q)  "Officer" means a person who is an officer of the Company within
                -------
the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (r)  "Option" means a stock option granted pursuant to the Plan.
                ------

          (s)  "Option Agreement" means an agreement between the Company and an
                ----------------
Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

          (t)  "Option Exchange Program" means a program whereby outstanding
                -----------------------
Options are surrendered in exchange for Options with a lower exercise price.

          (u)  "Optioned Stock" means the Common Stock subject to an Option or
                --------------
Stock Purchase Right.

          (v)  "Optionee" means the holder of an outstanding Option or Stock
                --------
Purchase Right granted under the Plan.

          (w)  "Parent" means a "parent corporation," whether now or hereafter
                ------
existing, as defined in Section 424(e) of the Code.

          (x)  "Plan" means this 1999 Employee Stock Plan.
                ----

          (y)  "Restricted Stock" means shares of Common Stock acquired pursuant
                ----------------
to a grant of Stock Purchase Rights under Section 11 of the Plan.

          (z)  "Restricted Stock Purchase Agreement" means a written agreement
                -----------------------------------
between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

          (aa)  "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any
                 ----------
successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

          (bb)  "Section 16(b)" means Section 16(b) of the Exchange Act.
                 -------------

          (cc)  "Service Provider" means an Employee, Director or Consultant.
                 ----------------

          (dd)  "Share" means a share of the Common Stock, as adjusted in
                 -----
accordance with Section 13 of the Plan.

          (ee)  "Stock Purchase Right" means the right to purchase Common Stock
                 --------------------
pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

          (ff)  "Subsidiary" means a "subsidiary corporation", whether now or
                 ----------
hereafter existing, as defined in Section 424(f) of the Code.

     3.   Stock Subject to the Plan.  Subject to the provisions of Section 13 of
          -------------------------
the Plan, the maximum aggregate number of Shares that may be optioned and sold under the Plan is 900,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

          If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under
             --------
the Plan, whether upon exercise of an Option or Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

     4.   Administration of the Plan.
          --------------------------

          (a)  Procedure.
               ---------

                 (i)  Multiple Administrative Bodies.  The Plan may be
                      ------------------------------
administered by different Committees with respect to different groups of Service Providers.

                (ii)  Section 162(m).  To the extent that the Administrator
                      --------------
determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

               (iii)  Rule 16b-3.  To the extent desirable to qualify
                      ----------
transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

                (iv)  Other Administration. Other than as provided above, the
                      --------------------
Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

          (b)  Powers of the Administrator.  Subject to the provisions of the
               ---------------------------
Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                 (i)  to determine Fair Market Value;

                (ii) to select the Service Providers to whom Options and Stock Purchase Rights may be granted hereunder;

               (iii) to determine the number of shares of Common Stock to be covered by each Option and Stock Purchase Right granted hereunder;

                (iv)  to approve forms of agreement for use under the Plan;

                 (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option or Stock Purchase Right granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                (vi) to reduce the exercise price of any Option or Stock Purchase Right to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option or Stock Purchase Right shall have declined since the date the Option or Stock Purchase Right was granted;

               (vii)  to institute an Option Exchange Program;

              (viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

                (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

                 (x) to modify or amend each Option or Stock Purchase Right (subject to Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

                (xi) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

               (xii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator;

                 (xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

          (c)  Effect of Administrator's Decision.  The Administrator's
               ----------------------------------
decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.

     5.   Eligibility.  Nonstatutory Stock Options and Stock Purchase Rights may
          -----------
be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

     6.   Limitations.
          -----------

          (a) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this
Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

          (b) Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

          (c)  The following limitations shall apply to grants of Options:

                 (i) No Service Provider shall be granted, in any fiscal year of the Company, Options to purchase more than 250,000 Shares.

                (ii) In connection with his or her initial service, a Service Provider may be granted Options to purchase up to an additional 250,000 Shares, which shall not count against the limit set forth in subsection (i) above.

               (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 13.

                (iv) If an Option is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 13), the cancelled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

     7.   Term of Plan.  Subject to Section 19 of the Plan, the Plan shall
          ------------
become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 15 of the Plan.

     8.   Term of Option.  The term of each Option shall be stated in the Option
          --------------
Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

     9.   Option Exercise Price and Consideration.
          ---------------------------------------

          (a)  Exercise Price.  The per share exercise price for the Shares to
               --------------
be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

                 (i)  In the case of an Incentive Stock Option

                      (A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                      (B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator, but shall in no event be less than 85% of the Fair Market Value of the Common Stock. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

               (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

          (b)  Waiting Period and Exercise Dates.  At the time an Option is
               ---------------------------------
granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised.

          (c)  Form of Consideration.  The Administrator shall determine the
               ---------------------
acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

                 (i)  cash;

                (ii)  check;

               (iii)  promissory note;

                (iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

                 (v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

                (vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

               (vii)  any combination of the foregoing methods of payment; or

              (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

     10.  Exercise of Option.
          ------------------

          (a)  Procedure for Exercise; Rights as a Shareholder.  Any Option
               -----------------------------------------------
granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

          An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.

          Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b)  Termination of Relationship as a Service Provider.  If an
               --------------------------------------------------
Optionee ceases to be a Service Provider, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the

Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (c)  Disability of Optionee.  If an Optionee ceases to be a Service
               ----------------------
Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for six (6) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (d)  Death of Optionee.  If an Optionee dies while a Service Provider,
               -----------------
the Option may be exercised within such period of time as is specified in the Option Agreement, (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for six (6) months following the Optionee's termination. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (e)  Buyout Provisions.  The Administrator may at any time offer to
               -----------------
buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

     11.  Stock Purchase Rights.
          ---------------------

          (a)  Rights to Purchase.  Stock Purchase Rights may be issued either
               ------------------
alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid (which price shall not be less than 50% of the Fair Market Value of the Shares as of the date of the offer), and the time within which the offeree must accept such offer, which shall in no event exceed thirty (30) days from the date upon which the Administrator made the determination to grant the Stock Purchase Right. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

          (b)  Repurchase Option.  Unless the Administrator determines
               -----------------
otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

          (c)  Other Provisions.  The Restricted Stock Purchase Agreement shall
               ----------------
contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

          (d)  Rights as a Shareholder.  Once the Stock Purchase Right is
               -----------------------
exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

     12.  Non-Transferability of Options and Stock Purchase Rights.  Unless
          --------------------------------------------------------
determined otherwise by the Administrator, an Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option or Stock Purchase Right transferable, such Option or Stock Purchase Right shall contain such additional terms and conditions as the Administrator deems appropriate.

     13.  Adjustments Upon Changes in Capitalization, Dissolution, Merger or
          ------------------------------------------------------------------
Asset Sale.
----------

          (a)  Changes in Capitalization.  Subject to any required action by the
               -------------------------
shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

          (b)  Dissolution or Liquidation.  In the event of the proposed
               --------------------------
dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

          (c)  Merger or Asset Sale.  In the event of a merger of the Company
               --------------------
with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

          (d)  Change in Control.  In the event of a "Change in Control" of the
               -----------------
Company, as defined in paragraph (e) below, any or all or none of the following acceleration and valuation provisions shall apply, as the Board, in its discretion, shall determine prior to such Change of Control:

               (i) Any Options and Stock Purchase Rights outstanding as of the date such Change in Control is determined to have occurred that are not yet exercisable and vested on such date shall become fully exercisable and vested;

               (ii) To the extent they are exercisable and vested, the value of all outstanding Options and Stock Purchase Rights shall, unless otherwise determined by the Board at or after grant, shall be cashed out at the Change in Control Price, reduced by the exercise price applicable to such Options or Stock Purchase Rights. The cash out proceeds shall be paid to the Optionee or, in the event of death of an Optionee prior to payment, to the estate of the Optionee or to a person who acquired the right to exercise the Option or Stock Purchase Right by bequest or inheritance.

          (e)  Definition of "Change in Control".  For purposes of this Section
               ---------------------------------
13, a "Change in Control" means the happening of any of the following:

               (i) When any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, a Subsidiary or a Company employee benefit plan, including any trustee of such plan acting as trustee) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities; or

               (ii) The occurrence of a transaction requiring shareholder approval, and involving the sale of all or substantially all of the assets of the Company or the merger of the Company with or into another corporation.

          (f)  Change in Control Price.  For purposes of this Section 13,
               ------------------------
"Change in Control Price" shall be, as determined by the Board, (i) the highest closing sale price of a Share of Common Stock as reported by the NASDAQ System and as appearing in the Wall Street Journal (or, in the event the Common Stock is listed on a stock exchange, the highest closing price on such exchange as reported on the Composite Transaction Reporting System), at any time within the 60-day period immediately preceding the date of determination of the Change in Control Price by the Board (the "60-Day Period"), or (ii) the highest price paid or offered, as determined by the Board, in any bona fide transaction or bona fide offer related to the Change in Control of the Company, at any time within the 60-Day Period, or (iii) some lower price as the Board, in its discretion, determines to be a reasonable estimate of the fair market value of a share of Common Stock.

     14.  Date of Grant.  The date of grant of an Option or Stock Purchase Right
          -------------
shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

     15.  Amendment and Termination of the Plan.
          -------------------------------------

          (a)  Amendment and Termination.  The Board may at any time amend,
               -------------------------
alter, suspend or terminate the Plan.

          (b)  Shareholder Approval.  The Company shall obtain shareholder
               --------------------
approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

          (c)  Effect of Amendment or Termination.  No amendment, alteration,
               ----------------------------------
suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

     16.  Conditions Upon Issuance of Shares.
          ----------------------------------

          (a)  Legal Compliance.  Shares shall not be issued pursuant to the
               ----------------
exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          (b)  Investment Representations.  As a condition to the exercise of an
               --------------------------
Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

     17.  Inability to Obtain Authority.  The inability of the Company to obtain
          -----------------------------
authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     18.  Reservation of Shares.  The Company, during the term of this Plan,
          ---------------------
will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     19.  Shareholder Approval.  The Plan shall be subject to approval by the
          --------------------
shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

                                                                    EXHIBIT 99.2

                               SYMMETRICOM, INC.

                           1999 EMPLOYEE STOCK PLAN

                            STOCK OPTION AGREEMENT


          Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

I.   NOTICE OF STOCK OPTION GRANT
     ----------------------------

     [Optionee's Name and Address]

     You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

     Grant Number                     __________________________________

     Date of Grant                    __________________________________

     Vesting Commencement Date        __________________________________

     Exercise Price per Share         $_________________________________

     Total Number of Shares Granted   __________________________________

     Total Exercise Price             $_________________________________

     Type of Option:                  ___ Incentive Stock Option

                                      ___ Nonstatutory Stock Option

     Term/Expiration Date:            __________________________________


     Vesting Schedule:
     ----------------

     Subject to accelerated vesting as set forth below, this Option may be exercised, in whole or in part, in accordance with the following schedule:

     [25% of the Shares subject to the Option shall vest twelve months after the Vesting Commencement Date, and 1/48 of the Shares subject to the Option shall vest each month thereafter, subject to the Optionee continuing to be a Service Provider on such dates].

     Termination Period:
     ------------------

     This Option may be exercised for three months after Optionee ceases to be a Service Provider. Upon the death or Disability of the Optionee, this Option may be exercised for six months after Optionee ceases to be a Service Provider. In no event shall this Option be exercised later than the Term/Expiration Date as provided above.

II.  AGREEMENT
     ---------

     A.  Grant of Option.
         ----------------

          The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Agreement (the "Optionee") an option (the "Option") to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 15(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

          If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option under
Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it shall be treated as a Nonstatutory Stock Option ("NSO").

     B.  Exercise of Option.
         -------------------

          (a) Right to Exercise.  This Option is exercisable during its term in
              -----------------
accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement.

          (b) Method of Exercise.  This Option is exercisable by delivery of an
              ------------------
exercise notice, in the form attached as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be completed by the Optionee and delivered to the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

          No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

     C.  Method of Payment.
         ------------------

          Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

          1.     cash; or

          2.     check; or

          3. surrender of other Shares which (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

     D.  Non-Transferability of Option.
         ------------------------------

          This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     E.  Term of Option.
         ---------------

          This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

     F.  Tax Consequences.
         -----------------

          Some of the federal tax consequences relating to this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

     G.  Exercising the Option.
         ----------------------

          1.   Nonstatutory Stock Option.  The Optionee may incur regular
               -------------------------
federal income tax liability upon exercise of a NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price. If the Optionee is an Employee or a former Employee, the Company will be required to withhold from his or her compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

          2.   Incentive Stock Option.  If this Option qualifies as an ISO, the
               ----------------------
Optionee will have no regular federal income tax liability upon its exercise, although the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price will be treated as an adjustment to alternative minimum taxable income for federal tax purposes and may subject the Optionee to alternative minimum tax in the year of exercise. In the event that the Optionee ceases to be an Employee but remains a Service Provider, any Incentive Stock Option of the Optionee that remains unexercised shall cease to qualify as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option on the date three (3) months and one (1) day following such change of status.

          3.   Disposition of Shares.
               ---------------------

                    (a) NSO.  If the Optionee holds NSO Shares for at least one
                        ---
year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

                    (b) ISO.  If the Optionee holds ISO Shares for at least one
                        ---
year after exercise and two years after the grant date, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. If the Optionee disposes of ISO Shares within one year after exercise or two years after the grant date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the lesser of (A) the difference between the Fair Market Value of the Shares acquired on the date of exercise and the aggregate Exercise Price, or (B) the difference between the sale price of such Shares and the aggregate Exercise Price. Any additional gain will be taxed as capital gain, short-term or long-term depending on the period that the ISO Shares were held.

                    (c) Notice of Disqualifying Disposition of ISO Shares.  If
                        -------------------------------------------------
the Optionee sells or otherwise disposes of any of the Shares acquired pursuant to an ISO on or before the later of (i) two years after the grant date, or (ii) one year after the exercise date, the Optionee shall immediately notify the Company in writing of such disposition. The Optionee agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized from such early disposition of ISO Shares by payment in cash or out of the current earnings paid to the Optionee.

     H.  Entire Agreement; Governing Law.
         --------------------------------

          The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

     I.  NO GUARANTEE OF CONTINUED SERVICE.
         ----------------------------------

          OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

     By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.



OPTIONEE:                           SYMMETRICOM, INC.


_____________________________       __________________________________
Signature                           By

_____________________________       __________________________________
Print Name                          Title

_____________________________
Residence Address

_____________________________

                                   EXHIBIT A
                                   ---------

                               SYMMETRICOM, INC.

                           1999 EMPLOYEE STOCK PLAN

                                EXERCISE NOTICE

Symmetricom, Inc.
2300 Orchard Parkway
San Jose, CA 95131

Attention:  [Title]


     1.   Exercise of Option.  Effective as of today, ________________, _____,
          ------------------
the undersigned ("Purchaser") hereby elects to purchase ______________ shares (the "Shares") of the Common Stock of Symmetricom, Inc (the "Company") under and pursuant to the 1999 Employee Stock Plan (the "Plan") and the Stock Option Agreement dated, _____ (the "Option Agreement"). The purchase price for the Shares shall be $_____, as required by the Option Agreement.

     2.   Delivery of Payment.  Purchaser herewith delivers to the Company the
          -------------------
full purchase price for the Shares.

     3.   Representations of Purchaser.  Purchaser acknowledges that Purchaser
          ----------------------------
has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

     4.   Rights as Shareholder.  Until the issuance (as evidenced by the
          ---------------------
appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 13 of the Plan.

     5.   Tax Consultation.  Purchaser understands that Purchaser may suffer
          ----------------
adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for tax advice.

     6.   Entire Agreement; Governing Law.  The Plan and Option Agreement are
          -------------------------------
incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

Submitted by:                       Accepted by:

PURCHASER:                          SYMMETRICOM, INC.

________________________________    _______________________________
Signature                           By

________________________________    _______________________________
Print Name     Its

Address:                            Address:
-------                             -------

                                    Symmetricom, Inc.
________________________________
                                    2300 Orchard Parkway
                                    San Jose, CA  95131
________________________________

                                    _______________________________
                                    Date Received

                                                                    EXHIBIT 99.3

                               SYMMETRICOM, INC.

                        1999 DIRECTOR STOCK OPTION PLAN

          1.  Purposes of the Plan.  The purposes of this 1999 Director Stock
              --------------------
Option Plan are to attract and retain the best available personnel for service as Outside Directors (as defined herein) of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

               All options granted hereunder shall be nonstatutory stock options.

          2.   Definitions.  As used herein, the following definitions shall
               -----------
apply:

               (a)  "Board" means the Board of Directors of the Company.
                     -----

               (b)  "Code" means the Internal Revenue Code of 1986, as amended.
                     ----

               (c)  "Common Stock" means the common stock of the Company.
                     ------------

               (d)  "Company" means Symmetricom, Inc., a California corporation.
                     -------

               (e)  "Director" means a member of the Board.
                     --------

               (f)  "Disability" means total and permanent disability as defined
                     ----------
in section 22(e)(3) of the Code.

               (g)  "Employee" means any person, including officers and
                     --------
Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director"s fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

               (h)  "Exchange Act" means the Securities Exchange Act of 1934, as
                     ------------
amended.

               (i)  "Fair Market Value" means, as of any date, the value of
                     -----------------
Common Stock determined as follows:

                    (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the same day as the date of determination as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                    (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable; or

                    (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

               (j)  "Inside Director" means a Director who is an Employee.
                     ---------------

               (k)  "Option" means a stock option granted pursuant to the Plan.
                     ------

               (l)  "Optioned Stock" means the Common Stock subject to an
                     --------------
Option.

               (m)  "Optionee" means a Director who holds an Option.
                     --------

               (n)  "Outside Director" means a Director who is not an Employee.
                     ----------------

               (o)  "Parent" means a "parent corporation," whether now or
                     ------
hereafter existing, as defined in Section 424(e) of the Code.

               (p)  "Plan" means this 1999 Director Stock Option Plan.
                     ----

               (q)  "Share" means a share of the Common Stock, as adjusted in
                     -----
accordance with Section 10 of the Plan.

               (r)  "Subsidiary" means a "subsidiary corporation," whether now
                     ----------
or hereafter existing, as defined in Section 424(f) of the Internal Revenue Code of 1986.

          3.   Stock Subject to the Plan.  Subject to the provisions of Section
               -------------------------
10 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 300,000 Shares (the "Pool"). The Shares may be authorized, but unissued, or reacquired Common Stock.

               If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan.

          4.   Administration and Grants of Options under the Plan.
               ---------------------------------------------------

               (a)  Procedure for Grants.  All grants of Options to Outside
                    --------------------
Directors under this Plan shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

                       (i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options.

                      (ii) Each Outside Director shall be automatically granted an Option to purchase 10,000 Shares (the "First Option") on the date on which such person first becomes an Outside Director, whether through election by the shareholders of the Company or appointment by the Board to fill a vacancy; provided, however, that an Inside Director who ceases to be an Inside Director but who remains a Director shall not receive a First Option.

                     (iii) Each Outside Director shall be automatically granted an Option to purchase 10,000 Shares (a "Subsequent Option") on January 1 of each year provided he or she is then an Outside Director and if as of such date, he or she shall have served on the Board for at least the preceding six (6) months.

                      (iv)  Notwithstanding the provisions of subsections
(ii) and (iii) hereof, any exercise of an Option granted before the Company has obtained shareholder approval of the Plan in accordance with Section 16 hereof shall be conditioned upon obtaining such shareholder approval of the Plan in accordance with Section 16 hereof.

                       (v) The terms of a First Option granted hereunder shall be as follows:

                            (A) the term of the First Option shall be ten (10)
years.

                            (B) the First Option shall be exercisable only
while the Outside Director remains a Director of the Company, except as set forth in Sections 8 and 10 hereof.

                            (C) the exercise price per Share shall be 100% of
the Fair Market Value per Share on the date of grant of the First Option.

                            (D) subject to Section 10 hereof, the First Option
shall become exercisable as to 25% percent of the Shares subject to the First Option on the first anniversary after the date of grant and as to an additional 25% of the Shares subject to the First Option on the second anniversary after the date of grant and as to an additional 50% of the Shares subject to the First Option on the third anniversary from the date of grant, provided that the Optionee continues to serve as a Director on such dates.

                      (vi) The terms of a Subsequent Option granted hereunder shall be as follows:

                            (A) the term of the Subsequent Option shall be ten
(10) years.

                            (B) the Subsequent Option shall be exercisable only
while the Outside Director remains a Director of the Company, except as set forth in Sections 8 and 10 hereof.

                            (C) the exercise price per Share shall be 100% of
the Fair Market Value per Share on the date of grant of the Subsequent Option.

                            (D) subject to Section 10 hereof, the Subsequent
Option shall become exercisable as to 25% percent of the Shares subject to the Subsequent Option on the first anniversary after the date of grant and as to an additional 25% of the Shares subject to the Subsequent Option on the second anniversary after the date of grant and as to an additional 50% of the Shares subject to the Subsequent Option on the third anniversary from the date of grant, provided that the Optionee continues to serve as a Director on such dates.

                     (vii) In the event that any Option granted under the Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased under Options to exceed the Pool, then the remaining Shares available for Option grant shall be granted under Options to the Outside Directors on a pro rata basis. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the Board or the shareholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

          5.   Eligibility.  Options may be granted only to Outside Directors.
               -----------
All Options shall be automatically granted in accordance with the terms set forth in Section 4 hereof.

               The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate the Director"s relationship with the Company at any time.

          6.   Term of Plan.  The Plan shall become effective upon the earlier
               ------------
to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 16 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 11 of the Plan.

          7.   Form of Consideration.  The consideration to be paid for the
               ---------------------
Shares to be issued upon exercise of an Option, including the method of payment, shall consist of (i) cash, (ii) check, (iii) promissory note, (iv) other shares which (x) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and
(y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, (vi) any combination of the foregoing methods of payment, or (vii) such other consideration and method of payment for the issuance of Shares to the extent permitted under applicable law.

          8.   Exercise of Option.
               ------------------

               (a)  Procedure for Exercise; Rights as a Shareholder. Any Option
                    -----------------------------------------------
granted hereunder shall be exercisable at such times as are set forth in Section 4 hereof; provided, however, that no Options shall be exercisable until shareholder approval of the Plan in accordance with Section 16 hereof has been obtained.

                    An Option may not be exercised for a fraction of a Share.

                    An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 7 of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

                    Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

               (b)  Termination of Relationship as a Director.  Subject to
                    -----------------------------------------
Section 10 hereof, in the event an Optionee's status as a Director terminates (other than upon the Optionee's death or Disability), the Optionee may exercise his or her Option, but only within three (3) months following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of such termination, and to the extent that the Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

               (c)  Disability of Optionee.  In the event Optionee's status as a
                    ----------------------
Director terminates as a result of Disability, the Optionee may exercise his or her Option, but only within six (6) months following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of termination, or if he or she does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

               (d)  Death of Optionee.  In the event of an Optionee's death, the
                    -----------------
Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance may exercise the Option, but only within six (6) months following the date of death, and only to the extent that the Optionee was entitled to exercise it on the date of death (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of death, and to the extent that the Optionee"s estate or a person who acquired the right to exercise such Option does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

          9.   Non-Transferability of Options.  The Option may not be sold,
               ------------------------------
pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

          10.  Adjustments Upon Changes in Capitalization, Dissolution, Merger
               ---------------------------------------------------------------
or Asset Sale.
-------------

               (a)  Changes in Capitalization.  Subject to any required action
                    -------------------------
by the shareholders of the Company, the number of Shares covered by each outstanding Option, the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option, and the number of Shares issuable pursuant to the automatic grant provisions of Section 4 hereof shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

               (b)  Dissolution or Liquidation.  In the event of the proposed
                    --------------------------
dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it shall terminate immediately prior to the consummation of such proposed action, unless otherwise determined by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.

               (c)  Merger or Asset Sale.  Subject to paragraph (d) below, in
                    --------------------
the event of a merger of the Company with or into another corporation or the sale of substantially all of the assets of the Company, outstanding Options may be assumed or equivalent options may be substituted by the successor corporation or a Parent or Subsidiary thereof (the "Successor Corporation"). If an Option is assumed or substituted for, the Option or equivalent option shall continue to be exercisable as provided in Section 4 hereof for so long as the Optionee serves as a Director or a director of the Successor Corporation.

          If the Successor Corporation does not assume an outstanding Option or substitute for it an equivalent option, the Option shall become fully vested and exercisable, including as to Shares for which it would not otherwise be exercisable. In such event the Board shall notify the Optionee that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and upon the expiration of such period the Option shall terminate.

          For the purposes of this Section 10(c), an Option shall be considered assumed if, following the merger or sale of assets, the Option confers the right to purchase or receive, for each Share of

Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares). If such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

               (d)  Change in Control.  In the event of a "Change in Control" of
                    -----------------
the Company, as defined in paragraph (e) below, any Options outstanding as of the date such Change in Control is determined to have occurred that are not yet exercisable and vested on such date shall become fully exercisable and vested.

               (e)  Definition of "Change in Control".  For purposes of this
                    ---------------------------------
section 10, a "Change in Control" means when any "person", as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, a Subsidiary or a Company employee benefit plan, including any trustee of such plan acting as trustee) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company"s then outstanding securities.

          11.  Amendment and Termination of the Plan.
               -------------------------------------

               (a)  Amendment and Termination.  The Board may at any time amend,
                    -------------------------
alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with any applicable law, regulation or stock exchange rule, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

               (b)  Effect of Amendment or Termination.  Any such amendment or
                    ----------------------------------
termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated.

          12.  Time of Granting Options.  The date of grant of an Option shall,
               ------------------------
for all purposes, be the date determined in accordance with Section 4 hereof.

          13.  Conditions Upon Issuance of Shares.  Shares shall not be issued
               ----------------------------------
pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

               As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

               Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company"s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

          14.  Reservation of Shares.  The Company, during the term of this
               ---------------------
Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

          15.  Option Agreement.  Options shall be evidenced by written option
               ----------------
agreements in such form as the Board shall approve.

          16.  Shareholder Approval.  The Plan shall be subject to approval by
               --------------------
the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law and any stock exchange rules.

                                                                    EXHIBIT 99.4

                               SYMMETRICOM, INC.

                           DIRECTOR OPTION AGREEMENT

          Symmetricom, Inc., (the "Company"), has granted to ___________________ (the "Optionee"), an option to purchase a total of [________ (____)] shares of the Company's Common Stock (the "Optioned Stock"), at the price determined as provided herein, and in all respects subject to the terms, definitions and provisions of the Company's 1999 Director Stock Option Plan (the "Plan") adopted by the Company which is incorporated herein by reference. The terms defined in the Plan shall have the same defined meanings herein .

          1.   Nature of the Option.  This Option is a nonstatutory option and
               --------------------
is not intended to qualify for any special tax benefits to the Optionee.

          2.   Exercise Price.  The exercise price is $_______ for each share of
               --------------
Common Stock.

          3.   Exercise of Option.  This Option shall be exercisable during its
               ------------------
term in accordance with the provisions of Section 8 of the Plan as follows:

                  (i)  Right to Exercise.
                       -----------------

                       (a)  This Option shall become exercisable as provided in
Section 4 of the Plan; provided, however, that in no event shall any Option be exercisable prior to the date the stockholders of the Company approve the Plan.

                       (b) This Option may not be exercised for a fraction of a share.

                       (c) In the event of Optionee's death, Disability or other termination of service as a Director, the exercisability of the Option is governed by Section 8 of the Plan.

                (ii)   Method of Exercise.  This Option shall be exercisable by
                       ------------------
written notice which shall state the election to exercise the Option and the number of Shares in respect of which the Option is being exercised. Such written notice, in the form attached hereto as Exhibit A, shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the exercise price.

          4.  Method of Payment.  Payment of the exercise price shall be by any
              -----------------
of the following, or a combination thereof, at the election of the Optionee:

                  (i)  cash;

                 (ii)  check; or

                (iii) surrender of other shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised; or

                 (iv) delivery of a properly executed exercise notice together with such other documentation as the Company and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price.

          5.  Restrictions on Exercise.  This Option may not be exercised if the
              ------------------------
issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulations, or if such issuance would not comply with the requirements of any stock exchange upon which the Shares may then be listed. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

          6.  Non-Transferability of Option.  This Option may not be transferred
              -----------------------------
in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

          7.  Term of Option.  This Option may not be exercised more than ten
              --------------
(10) years from the date of grant of this Option, and may be exercised during such period only in accordance with the Plan and the terms of this Option.

          8.  Taxation Upon Exercise of Option.  Optionee understands that, upon
              --------------------------------
exercise of this Option, he or she will recognize income for tax purposes in an amount equal to the excess of the then Fair Market Value of the Shares purchased over the exercise price paid for such Shares. Since the Optionee is subject to
Section 16(b) of the Securities Exchange Act of 1934, as amended, under certain limited circumstances the measurement and timing of such income (and the commencement of any capital gain holding period) may be deferred, and the Optionee is advised to contact a tax advisor concerning the application of
Section 83 in general and the availability a Section 83(b) election in particular in connection with the exercise of the Option. Upon a resale of such Shares by the Optionee, any difference between the sale price and the Fair Market Value of the Shares on the date of exercise of the Option, to the extent not included in income as described above, will be treated as capital gain or loss.

     DATE OF GRANT:  ______________

                                        Symmetricom, Inc.,
                                        a California corporation

                                        By:_________________________________

     Optionee acknowledges receipt of a copy of the Plan, a copy of which is attached hereto, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan.

     Dated: _________________

                                    ______________________________
                                    Optionee

                                   EXHIBIT A
                        DIRECTOR OPTION EXERCISE NOTICE

Symmetricom, Inc.
2300 Orchard Parkway
San Jose, CA 95131

Attention:  Corporate Secretary

     1.   Exercise of Option.  The undersigned ("Optionee") hereby elects to
          ------------------
exercise Optionee's option to purchase ______ shares of the Common Stock (the "Shares") of Symmetricom, Inc. (the "Company") under and pursuant to the Company's 1999 Director Stock Option Plan and the Director Option Agreement dated _______________ (the "Agreement").

     2.   Representations of Optionee.  Optionee acknowledges that Optionee has
          ---------------------------
received, read and understood the Agreement.

     3.   Federal Restrictions on Transfer.  Optionee understands that the
          --------------------------------
Shares must be held indefinitely unless they are registered under the Securities Act of 1933, as amended (the "1933 Act"), or unless an exemption from such registration is available, and that the certificate(s) representing the Shares may bear a legend to that effect. Optionee understands that the Company is under no obligation to register the Shares and that an exemption may not be available or may not permit Optionee to transfer Shares in the amounts or at the times proposed by Optionee.

     4.   Tax Consequences.  Optionee understands that Optionee may suffer
          ----------------
adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultant(s) Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

     5.   Delivery of Payment.  Optionee herewith delivers to the Company the
          -------------------
aggregate purchase price for the Shares that Optionee has elected to purchase and has made provision for the payment of any federal or state withholding taxes required to be paid or withheld by the Company.

     6.   Entire Agreement.  The Agreement is incorporated herein by reference.
          ----------------
This Exercise Notice and the Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof. This Exercise Notice and the Agreement are governed by California law except for that body of law pertaining to conflict of laws.

     Submitted by:                       Accepted by:

     OPTIONEE:                           SYMMETRICOM, INC.

     By:_____________________            By:_______________________________

                                         Its:______________________________

     Address:



     Dated:__________________            Dated:____________________________
                                                          your votes
                                                        as indicated in      X
                                                         this example.     -----


                                   FOR all nominees          WITHHOLD Authority
                                     listed below       to vote for all nominees
                                  (except as indicated).            listed.
  1.  Election of Directors              ------                     ------

If you wish to withhold authority
to vote for any individual nominee,
strike a line through that
nominee's name in the list below:

Richard W. Oliver
Thomas W. Steipp
Robert M. Neumeister
Krish A. Prabhu
William D. Rasdal
Richard N. Snyder



                                                     FOR     AGAINST    ABSTAIN
2.  Proposal to approve the adoption               -------   -------    -------
    of the Company's 1999 Employee Stock Option
    Plan and the reservation of 900,000 shares ------- ------- ------- of the Company's Common Stock for issuance thereunder.

3.  Proposal to approve the adoption of the        -------   -------    -------
    Company's 1999 Director Stock Option Plan
    and the reservation of 300,000 shares of       -------   -------    -------
    the Company's Common Stock for issuance
    thereunder.

4.  Proposal to ratify the appointment of Deloitte -------   -------    -------
    & Touche LLP as the independent auditors of
    the Company for the 2000 fiscal year.          -------   -------    -------

And upon such other matters that may properly come before the meeting and any adjournment(s) thereof.






                                     (This Proxy should be dated, signed by
                                     the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)




Signature __________________ Signature__________________ Dated:___________, 1999



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

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                               SYMMETRICOM, INC.

                      1999 ANNUAL MEETING OF SHAREHOLDERS

     The undersigned shareholder of Symmetricom, Inc., a California corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated September 23, 1999, and hereby appoints Thomas W. Steipp and Mary A. Rorabaugh, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1999 Annual Meeting of Shareholders of Symmetricom, Inc. to be held on October 25, 1999, at 10:00 a.m., at the offices of the Company, at 2300 Orchard Parkway, San Jose, California 95131-1017, and at any adjournments thereof, and to vote all shares of Common Stock, which the undersigned would be entitled to vote if then and there personally present on the matters set forth below:

     THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS NAMED HEREIN, "FOR" EACH PROPOSAL LISTED, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING. EITHER OF SUCH ATTORNEYS OR SUBSTITUTES SHALL HAVE AND MAY EXERCISE ALL OF THE POWERS OF SAID ATTORNEYS-IN-FACT HEREUNDER.

      (Continued, and to be marked, dated and signed, on the other side)



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